                       VAN ECK WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

                            1997 SEMI-ANNUAL REPORT

Dear Fellow Shareholder:

During the first half of the year, shareholders voted to change the investment strategies of the Fund from a focus on gold to a focus on hard assets -- a more diversified natural resource and real estate fund. We believe this will result in better long-term performance as well as reduced risk. In fact, this new approach has already benefited shareholders as compared to the original strategy since its implementation in May.

We have significantly changed the portfolio's sector emphasis as a result of this new hard asset focus. Changes include: 1) a decline in the gold weighting from 30% to 7%; 2) an increase in the real estate weighting from 8% to 16%; and
3) a decrease in the energy allocation from 39% of assets to less than 35%. Finally, cash has been built up in the Fund in anticipation of a higher allocation to real estate.

The Fund fell 0.3% during the first half of 1997. In comparison, most relevant commodity price indices were down, such as the Goldman Sachs Commodity Index
(GSCI) and the Commodity Research Bureau (CRB) Index, which declined 9.1% and 2.3%, respectively. Financial assets were extremely strong with the S&P 500 rising 20.6% over the same time period. Real estate securities gained 5%.

REVIEW
The biggest surprise of the first half of the year was the strength of financial asset performance relative to hard asset performance. At the beginning of the year, our forecasts called for healthy global economic growth and strong demand for commodities in an environment where inventories in many commodity sectors were at historical lows. This has typically been a recipe for exceptional hard asset performance. In contrast, financial assets appeared to be fully-valued with peaking profit growth. We therefore expected hard assets to outperform financial assets. However, so far this year, the opposite has held true. There are two primary reasons: an excellent macroeconomic environment for financial assets and supply concerns in regard to hard assets. Strong economic growth with low inflation resulted in both rising earnings and multiples in the stock market. The real growth rate of the U.S. economy, for example, rose 5.9% during the first quarter of the year, yet inflation rates are near 25-year lows. Meanwhile, new supplies in certain hard asset sectors put pressure on these markets.

On the equity side, the Fund's winners included energy, paper and forest products and industrial metals shares. The Fund's big winners in the energy sector included Pacalta Resources, a Canadian exploration and production company, which rose 100% during the first six months, and Windsor Energy, up 50% during the first half of the year, both on successful drilling results. Among forest products and paper stocks, profitable holdings included Fort Howard, up over 80% due to an announced merger with James River, another tissue producer, and Buckeye Cellulose, a specialty pulp producer, which gained 27%.

In the commodities markets, oversupply was the issue. Oil prices declined over 20% on renewed supplies from Iraq and record oil production. Gold prices declined nearly 10% on fears of central bank sales adding supply to the market. These fears were confirmed on July 3 when the Australian Central Bank announced it had sold 167 tonnes of gold, or two-thirds of its gold reserves, in the first half of the year. Finally, supply concerns had a positive effect on the copper market where supply disruptions pushed prices 14% higher despite analyst forecasts of price declines.

Real estate securities lagged in the first half of 1997. In terms of relative performance, the U.S. under-performed -- the Wilshire, NAREIT and Morgan Stanley REIT indices were up approximately 5% versus the broader market, which rose almost 20%. While this is somewhat ironic in light of the strong recovery in industry fundamentals in the U.S., it is not surprising given REITs' robust returns in 1996 (up 35%), their historic seasonal outperformance in the second half of the year and a crowded underwriting calendar. Property shares in Japan performed in line with a recovering market there, which reflects improving supply/demand relationships, especially in prime property. Most of the Southeast Asian markets (Thailand, Philippines, Malaysia) declined sharply due to oversupply situations and central bank moves to prevent continued overinvestment in the sector. Hong Kong, on the other hand, rallied up to the handover to China on July 1. The primary risk to the Hong Kong property markets in the short term is that the government may take action to slow the degree of property price inflation that has occurred due to chronic supply/demand imbalances. The Fund's current allocation to Asia property issues is very small.

THE OUTLOOK
We continue to expect positive returns for hard assets in the second half of the year, driven by real estate and forest product and paper companies. Our commodity price projections continue to be dominated by supply-side concerns during the summer months with a pick-up in the fourth quarter of the year. On a macroeconomic level, we believe the second half of the year will see moderately rising global economic growth with flat to moderately rising interest rates here in the U.S.

The Fund's current allocation is approximately 80% equity exposure and 20% cash exposure. We anticipate investing this cash in the real estate and forest product sectors.

With regard to forest products and paper, we believe the cycle is beginning to turn positive after nearly two years of difficult market conditions. We see initial signs of rising commodity prices (pulp, newsprint, linerboard) and improving commodity fundamentals, such as falling inventories and lower future supply increases. This environment is one where paper shares outperform. Our biggest holdings in the sector include Mead, a producer of pulp, printing and writing papers, and Abitibi-Consolidated, the largest newsprint producer in the world.

Real estate securities should also perform well in the second half of the year. We continue to see improving real estate fundamentals, a beneficial interest rate environment and reasonably attractive relative valuations. Moreover, we believe that portfolio managers' more defensive postures during the second half of the year should lead to real estate outperformance as they increase their real estate holdings. Our larger holdings in the sector include Boston Properties, a leading office developer, and Patriot American Hospitality, a dominant hotel owner.

We would like to thank you for your investment in the Worldwide Hard Assets Fund. We look forward to helping you meet your investment objectives in the future.

John C. van Eck
Chairman                  Derek S. van Eck
                          Portfolio Manager

July 24, 1997

---------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/97
---------------------------------------------------------

    AVERAGE ANNUAL
     TOTAL RETURN
-------------------------------------------------------
Life (since 9/1/89)            7.7%
-------------------------------------------------------
5 year                        13.8%
-------------------------------------------------------
1 year                         6.5%
-------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not take variable annuity/life fees and expenses into account.

                       VAN ECK WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
                       TOP HOLDINGS AS OF JUNE 30, 1997*

BUCKEYE CELLULOSE CORP.

(U.S., 2.2%)

Buckeye Cellulose manufactures and markets specialty cellulose pulps worldwide. The company manufactures both wood-based and cotton linter-based specialty cellulose pulps. End-use markets for the company's products include food casings, high performance auto filters, automobile tires, diapers and other consumer products.

PATRIOT AMERICAN HOSPITALITY INC.
(U.S., 2.1%)

Patriot American Hospitality (PAH) is one of the fastest growing hotel REITs in the U.S. The Dallas-based company focuses on acquiring, redeveloping and repositioning hotels for long-term growth through a combination of improved operating performance and appreciation in value.

TITANIUM METALS CORPORATION
(U.S., 1.9%)

Titanium Metals is an integrated producer of high quality titanium products for aerospace, industrial and consumer applications. The company's products include titanium sponge, titanium ingot and slab, mill products and castings. End-use markets for titanium producers include commercial airplanes and golf clubs.

ROYAL DUTCH PETROLEUM COMPANY
(NETHERLANDS, 1.8%)

Royal Dutch Petroleum owns 60% of the Royal Dutch/Shell Group of companies. These companies are involved in all phases of the petroleum industry from exploration to final processing and delivery. Royal Dutch Petroleum has no operations of its own, and virtually the whole of its income is derived from its 60% interest.

PACALTA RESOURCES LTD.
(CANADA, 1.7%)

Pacalta is an intermediate-sized Canadian exploration and production company. The company's main producing properties are in Ecuador with additional properties in Canada and Latin America. Pacalta's success exemplifies the opportunities available as countries around the world allow increased activity by foreign oil companies.

MEAD CORPORATION
(U.S., 1.7%)

Mead is a paper and forest products company based in Ohio. It produces paper, pulp and paperboard, and manufactures and distributes school, office and industrial supplies. Mead sells its products worldwide.

WINDSOR ENERGY CORPORATION

(CANADA, 1.7%)

Windsor Energy Corporation explores for, develops and produces oil and gas in California, Louisiana, Utah and Saskatchewan. The company's principal property is the Rincon Island property located off the coast of California.

BRITISH PETROLEUM COMPANY PLC

(UK, 1.6%)

British Petroleum explores for, produces, refines and retails petroleum products and manufactures chemicals. The company produces and retails petroleum products throughout the world and owns and operates approximately 18,000 gasoline stations. British Petroleum's chemicals business's key products are acetic acid, acrylonitrile and polyethylene.

WILLAMETTE INDUSTRIES, INC.

(U.S., 1.6%)

Willamette Industries is a forest products company whose products include particleboard, plywood, corrugated containers, bleached pulp, office papers, laminated beams and grocery bags. Willamette owns and controls almost two million acres of timberland and operates plants and mills throughout the United States.

GENERAL CHEMICAL GROUP, INC.

(U.S., 1.6%)

General Chemical manufactures and supplies inorganic chemicals. The company produces soda ash and supplies calcium chloride, sodium and ammonia salts, sulfites, nitrites, aluminum-based chemical products, printing plates and refinery and chemical sulfuric acid regeneration services. General Chemical also makes automotive engine parts.

* Portfolio is subject to change.

Note: Equities listed as percentage of total net assets.

           SECTOR WEIGHTINGS*
             JUNE 30, 1997


Energy                          34.6%
Precious Metals                  7.4%
Industrial Metals                9.3%
Forest Products & Paper         10.2%
Real Estate                     16.2%
Cash/Equiv.                     20.6%
Other                            1.7%
-------------------------------------

*As percentage of total nets assets.

                           WORLDWIDE HARD ASSETS FUND
                            STATEMENT OF NET ASSETS
                           JUNE 30, 1997 (unaudited)
--------------------------------------------------------------------------------

  NO. OF SHARES
  OR PRINCIPAL                                           VALUE
     AMOUNT                 SECURITIES (a)              (NOTE 1)
      ------------------------------------------------------------
AUSTRALIA: 4.52%
INDUSTRIAL METALS: 1.92%
           63,300   CRA                               $  1,077,060
        1,700,000   Gullewa Gold NL                         44,836
        1,050,000   Pasminco Ltd.                        2,128,402
                                                      ------------
                                                         3,250,298
                                                      ------------
ENERGY: 0.98%
          664,900   Portman Mining Ltd.                  1,653,417
                                                      ------------
PRECIOUS METALS: 1.62%
          840,000   Acacia Resources Ltd.                1,101,389
          380,000   Delta Gold NL                          632,831
          120,000   Plutonic Resources Ltd.                374,364
          130,000   Ranger Minerals NL                     396,744
          139,800   Resolute Samantha Ltd.                 248,617
                                                      ------------
                                                         2,753,945
                                                      ------------
                                                         7,657,660
                                                      ------------
CANADA: 18.81%
ENERGY: 10.19%
          275,000   Abacan Resources Corp.                 876,563
          375,000   Black Sea Energy Ltd.                1,059,360
           72,400   CE Franklyn Ltd.                       372,344
           65,900   Chieftain International Inc.         1,445,681
          170,000   Interoil Corp.                       1,955,000
          237,500   Pacalta Resources Ltd.               2,881,550
   CAD    375,000   Pacalta Resources Corp. 10.75%
                     6/15/04                               381,563
           80,000   Poco Petroleum Ltd.                    819,963
           95,000   Prudential Steel Ltd.                2,614,900
           30,000   Renaissance Energy Ltd.                834,450
           40,000   Talisman Energy Inc.                 1,229,945
          630,000   Windsor Energy Corp.                 2,806,490
                                                      ------------
                                                        17,277,809
                                                      ------------
FOREST PRODUCTS: 2.47%
          100,000   Abitibi-Price Inc.                   1,785,520
          125,000   Fletcher Challenge Canada Ltd.       2,082,503
           20,000   St. Laurent Paperboard, Inc.           311,470
                                                      ------------
                                                         4,179,493
                                                      ------------
INDUSTRIAL METALS: 2.44%
          233,000   Atna Resources Ltd.                    590,707
          118,700   Boliden Limited-(Installment
                     Receipt)                              631,955
           30,000   Cameco Corp.                         1,124,552
          110,000   Miramar Mining Corp.                   398,392
        1,467,600   International Uranium Corp.          1,381,971
                                                      ------------
                                                         4,127,577
                                                      ------------
PRECIOUS METALS: 2.83%
          130,000   Antares Mining & Exploration
                     Corp. (Special Warrants
                     expiring 3/18/98) (h)                 102,405
           75,000   Barrick Gold Corp.                   1,650,000
        1,613,800   Brazilian Resources Inc.
                     (Special Warrant expiring
                     3/12/98) (b)                     $    232,739
           62,500   Canarc Resources Corp.                  42,556
           11,800   Euro-Nevada Mining Corp.               363,261
           80,000   Minefinders Corp. Ltd.                 178,480
          400,000   Namibian Minerals Corp.              1,738,438
           25,000   Pacific Rim Mining Corp.
                     (Special Warrant expiring
                     4/04/98) (b)                           60,231
           16,500   Queenstake Resources Ltd.               24,262
           43,500   Rio Narcea Gold Mines Ltd.             130,763
          300,000   Vista Gold Corp.                       269,457
                                                      ------------
                                                         4,792,592
                                                      ------------
REAL ESTATE: 0.88%
           70,000   TrizecHahn Corporation               1,496,250
                                                      ------------
                                                        31,873,721
                                                      ------------
GHANA: 0.34%
PRECIOUS METALS: 0.34%
           50,000   Ashanti Goldfields Company Ltd.
                     (GDR)                                 584,375
                                                      ------------
ITALY: 1.51%
ENERGY: 1.51%
           45,000   Ente Nazionale Idrocaburi
                     S.p.A. (ADR)                        2,559,375
                                                      ------------
NETHERLANDS: 1.80%
ENERGY: 1.80%
           56,000   Royal Dutch Petroleum Co.
                     (NY Registry Shares)                3,045,000
                                                      ------------
RUSSIA: 0.96%
ENERGY: 0.96%
            4,230   Ural Petroleum Corp.*                1,621,509
                                                      ------------
SOUTH AFRICA: 0.60%
PRECIOUS METALS: 0.60%
          135,000   Western Areas Gold Mining (ADR)        902,813
            5,000   Western Deep Levels Ltd.               119,375
                                                      ------------
                                                         1,022,188
                                                      ------------
UNITED KINGDOM: 1.59%
ENERGY: 1.59%
           36,000   British Petroleum PLC (ADR)          2,695,500
                                                      ------------
UNITED STATES: 49.33%
INDUSTRIAL METALS: 4.96%
           63,000   Alumax, Inc.                         2,390,063
          141,000   LTV Corp.                            2,009,250
        1,052,000   Noble Group Ltd.                       820,560
          100,500   Titanium Metals Corp.                3,178,313
                                                      ------------
                                                         8,398,186
                                                      ------------
CHEMICALS: 1.59%
          100,500   General Chemical Group, Inc.         2,688,375
                                                      ------------
ENERGY: 17.69%
           12,600   Atwood Oceanics Inc.                   844,200
           50,000   BJ Services Co.                      2,681,250
           18,500   ENSCO International Inc.               975,875
           45,000   Forest Oil Corp.                       660,938

                       See Notes to Financial Statements.

                           WORLDWIDE HARD ASSETS FUND
                            STATEMENT OF NET ASSETS
                           JUNE 30, 1997 (continued)
--------------------------------------------------------------------------------

  NO. OF SHARES
  OR PRINCIPAL                                           VALUE
     AMOUNT                 SECURITIES (a)              (NOTE 1)
      ------------------------------------------------------------
          110,000   Input/Output Inc.                 $  1,993,750
          120,000   KCS Energy, Inc.                     2,445,000
           50,000   Key Energy Inc.                        890,625
           38,000   Mobil Corp.                          2,655,250
           33,300   Noble Affiliates, Inc.               1,288,294
           51,000   Nuevo Energy Co.                     2,091,000
           15,000   Ocean Energy Inc.                      693,750
           53,809   Pride Petroleum Services Inc.        1,291,416
           31,500   Santa Fe International Corp.         1,071,000
           18,000   Schlumberger Ltd.                    2,250,000
           92,000   Snyder Oil Corp.                     1,690,500
           90,000   Stone Energy Corp.                   2,463,750
           72,200   Tosco Corp.                          2,161,485
           40,000   Triton Energy Ltd.                   1,832,500
                                                      ------------
                                                        29,980,583
                                                      ------------
FOREST PRODUCTS & PAPER: 7.69%
          109,700   Buckeye Cellulose Corp.              3,702,375
           46,200   Fort Howard Corp.                    2,338,875
           45,600   Mead Corp.                           2,838,600
           34,600   Rayonier Inc.                        1,455,363
           38,500   Willamette Industries, Inc.          2,695,000
                                                      ------------
                                                        13,030,213
                                                      ------------
INSURANCE: 0.03%
            3,000   Highlands Insurance Group               60,375
                                                      ------------
PRECIOUS METALS: 1.97%
           62,800   Getchell Gold Corp.                  2,213,700
           50,000   Meridian Gold Inc.                     218,750
           42,000   Stillwater Mining Co.                  900,375
                                                      ------------
                                                         3,332,825
                                                      ------------
REAL ESTATE: 15.42%
           25,000   Alexandria Real Estate Equities        548,438
           20,000   Amerco                                 602,500
           20,000   Arden Realty Group, Inc.               520,000
           25,000   Bedford Property Investors,
                     Inc.                                  503,125
           40,000   Boston Properties                    1,100,000
           50,000   Cali Realty Corp.                    1,700,000
           45,000   Capstar Hotel Co.                    1,440,000
           47,100   Carramerica Realty Corp.             1,354,125
           30,000   Colonial Properties Trust              881,250
           35,000   Equity Residential Properties
                     Trust                               1,662,500
           42,000   Excel Realty Trust Inc.              1,107,750
           20,000   Great Lakes REIT Inc.                  328,750
           40,000   Highwoods Properties, Inc.           1,280,000
           50,000   Interstate Hotels Co.                  706,500
           20,000   Kilroy Realty Corp.                    505,000
           25,000   Macerich Co. (The)                     693,750
          137,800   Patriot American Hospitality
                     Inc.                                3,513,900
           60,000   Prentiss Properties Trust         $  1,537,500
           42,000   Public Storage Inc.                  1,228,500
           30,000   Security Capital Industrial
                     Trust                                 645,000
           90,000   Servico                              1,338,750
           40,000   Starwood Lodging Trust               1,707,500
           20,000   Urban Shopping Centers Inc.            637,500
           35,000   Westfield America Inc.                 590,623
                                                      ------------
                                                        26,132,961
                                                      ------------
                                                        83,623,518
                                                      ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 79.46%
(Cost $111,545,890)                                    134,682,846
                                                      ------------
PRINCIPAL SHORT-TERM OBLIGATIONS:
AMOUNT

      $13,500,000   U.S. Treasury Bills Due 7/03/97
                     Interest Yield 4.40%               13,496,700
       17,500,000   U.S. Treasury Bill Due 7/24/97
                     Interest Yield 4.88%                7,476,617
        3,801,000   General Electric Co.
                     Commercial Paper Due
                     7/01/97 Interest Yield 5.90%        3,801,000
                                                      ------------
TOTAL SHORT-TERM OBLIGATIONS: 14.62%
(Amortized Cost: $24,774,317)                           24,774,317
                                                      ------------
TOTAL INVESTMENTS: 94.08% (Cost $136,320,207)          159,457,163
OTHER ASSETS LESS LIABILITIES: 5.92%                    10,038,280
                                                      ------------
NET ASSETS: 100.0%                                    $169,495,443
                                                       ===========

---------------

(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, See Note 6.
 *  Fair value as determined by the Board of Trustees.

Glossary:

  ADR--American Depositary Receipt
  GDR--Global Depositary Receipt

 SUMMARY OF                      SUMMARY OF
 NET ASSETS             % OF     NET ASSETS                   % OF
BY INDUSTRY         PORTFOLIO   BY INDUSTRY               PORTFOLIO
-----------         ---------   -----------               ---------
Energy                  34.6%   Chemicals                      1.6%
Real Estate             16.2%   Insurance                      0.1%
Forest Products & Paper 10.2%   U.S. Treasury Bills           12.5%
Industrial Metals        9.3%   Commercial Paper               2.2%
Precious Metals          7.4%   Other Assets Less Liabilities  5.9%
                                                             -----
                                                             100.0%
                                                             =====

                       See Notes to Financial Statements.

                           WORLDWIDE HARD ASSETS FUND
                        FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS:
Investments at value (identified cost, $136,320,207) (Note 1).................................................  $159,457,163
  Cash........................................................................................................     2,593,472
Receivables:
  Securities sold.............................................................................................    10,067,808
  Capital shares sold.........................................................................................     1,492,428
  Dividends...................................................................................................       222,721
Other assets..................................................................................................        49,538
                                                                                                                ------------
Total assets..................................................................................................   173,883,130
                                                                                                                ------------
LIABILITIES:
Payables:
  Securities purchased........................................................................................     4,167,555
  Capital shares repurchased..................................................................................       136,101
  Open forward currency contracts (Note 5)....................................................................         6,339
  Accounts payable............................................................................................        77,692
                                                                                                                ------------
      Total liabilities.......................................................................................     4,387,687
                                                                                                                ------------
Net assets....................................................................................................  $169,495,443
                                                                                                                 ===========
Shares outstanding............................................................................................    10,636,591
                                                                                                                 ===========
Net asset value, redemption price and offering price per share................................................        $15.94
                                                                                                                 ===========
Net assets consist of:
  Aggregate paid in capital...................................................................................  $137,287,554
  Unrealized appreciation of investments, forward currency contracts and foreign currency.....................    23,122,307
  Undistributed net investment income.........................................................................     2,041,893
  Undistributed realized gains................................................................................     7,043,689
                                                                                                                ------------
                                                                                                                $169,495,443
                                                                                                                 ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                             FOR THE                          FOR THE
                                                                            SIX MONTHS                      EIGHT MONTHS
                                                                              ENDED                            ENDED
                                                                          JUNE 30, 1997                     DECEMBER 31,
                                                                           (UNAUDITED)                          1996
                                                                     ------------------------         ------------------------
INCOME:
Dividends (less foreign taxes withheld of $75,117 and $166,829,
  respectively)....................................................                $1,137,045                       $1,325,638
Interest...........................................................                   254,063                          168,892
                                                                                   ----------                       ----------
      Total income.................................................                 1,391,108                        1,494,530
EXPENSES:
Management (Note 2)................................................  $ 833,234                        $1,121,447
Administration (Note 2)............................................        200                            5,856
Custody............................................................     47,801                          129,568
Professional.......................................................     16,807                           45,557
Reports to shareholders............................................      8,202                           22,233
Trustees fees and expenses.........................................      7,415                           20,098
Registration.......................................................      3,267                            3,000
Miscellaneous......................................................     15,310                           42,040
                                                                     ---------                        ---------
      Total Expenses...............................................    932,236                        1,389,799
Expenses reduced by a directed brokerage arrangement (Note 2)......     (5,042)                          (7,290)
                                                                     ---------                        ---------
      Net expense..................................................                   927,194                        1,382,509
                                                                                   ----------                       ----------
      Net investment income........................................                   463,914                          112,021
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3):
Realized gain from security transactions...........................                 9,911,918                        7,578,337
Realized loss from foreign currency transactions...................                      (785)                            (301)
Change in unrealized appreciation (depreciation) of foreign
  currency receivables, payables and forward foreign currency
  contracts........................................................                    (7,006)                          (8,184)
Change in unrealized appreciation of investments...................                (11,188,512)                     (7,051,157)
                                                                                   -----------                      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....                $  (820,471)                     $   630,716
                                                                                   ===========                      ===========

                       See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE             FOR THE
                                                                            SIX MONTHS         EIGHT MONTHS
                                                                               ENDED               ENDED
                                                                           JUNE 30, 1997       DECEMBER 31,          YEAR ENDED
                                                                            (UNAUDITED)            1996            APRIL 30, 1996
                                                                           -------------       -------------       --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income..................................................  $     463,914       $    112,021        $   1,122,903
  Realized gain (loss) from security transactions........................      9,911,918          7,578,337            3,080,740
  Realized gain (loss) from foreign currency transactions................           (785)              (301)              (4,602)
  Change in unrealized appreciation (depreciation) of foreign currency
    receivables, payables, and forward currency contracts................         (7,006)            (8,184)                 899
  Change in unrealized appreciation (depreciation) of investments........    (11,188,512)        (7,051,157)          28,055,575
                                                                           -------------       -------------       --------------
  Increase (Decrease) in net assets resulting from operations............       (820,471)           630,716           32,255,515
                                                                           -------------       -------------       --------------
Dividends to shareholders from:
  Net investment income..................................................     (3,252,318)        (1,668,458)          (1,119,954)
  Net realized gains.....................................................     (4,406,366)        (1,636,166)                   0
                                                                           -------------       -------------       --------------
                                                                              (7,658,684)        (3,304,624)          (1,119,954)
                                                                           -------------       -------------       --------------
                                                                              (8,479,155)        (2,673,908)          31,135,561
                                                                           -------------       -------------       --------------
CAPITAL SHARE TRANSACTIONS*:
  Net proceeds from sales of shares......................................    119,754,251        168,572,105          248,311,248
  Reinvestment of dividends..............................................      7,658,684          3,304,625            1,119,954
                                                                           -------------       -------------       --------------
                                                                             127,412,935        171,876,730          249,431,202
  Cost of shares reacquired..............................................   (116,855,695)      (188,155,190)        (221,516,726)
                                                                           -------------       -------------       --------------
Increase (decrease) in net assets resulting from capital share
  transactions...........................................................     10,557,240        (16,278,460)          27,914,476
                                                                           -------------       -------------       --------------
      Total increase (decrease) in net assets............................      2,078,085        (18,952,368)          59,050,037
NET ASSETS:
Beginning of period......................................................    167,417,358        186,369,726          127,319,689
                                                                           -------------       -------------       --------------
End of period (including undistributed net investment income of $34,126,
  $1,632,405 and $492,408, respectively).................................  $ 169,495,443       $167,417,358        $ 186,369,726
                                                                            ============       ============         ============
*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (WITH AN UNLIMITED
  NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED):
  Shares sold............................................................      7,506,555         10,473,085           16,491,600
  Reinvestment of dividends..............................................        481,073            194,390               84,822
                                                                           -------------       -------------       --------------
                                                                               7,987,628         10,667,475           16,576,422
  Shares reacquired......................................................     (7,363,937)       (11,667,614)         (15,001,769)
                                                                           -------------       -------------       --------------
  Net increase (decrease)................................................        623,691         (1,000,139)           1,574,653
                                                                            ============       ============         ============

                       See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                           FOR THE          FOR THE
                                          SIX MONTHS     EIGHT MONTHS
                                            ENDED            ENDED                         YEAR ENDED APRIL 30,
                                        JUNE 30, 1997    DECEMBER 31,    --------------------------------------------------------
                                         (UNAUDITED)         1996          1996        1995        1994        1993        1992
                                        --------------   -------------   --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period..............................       $16.72           $16.92       $13.49      $13.11      $10.61       $8.25       $8.85
                                           --------         --------     --------    --------    --------    --------    --------
Income from Investment Operations:
  Net Investment Income...............         0.05             0.02         0.12        0.08        0.07        0.01        0.04
  Net Gains (Loss) on Securities (both
    realized and unrealized)..........        (0.10)            0.09         3.44        0.37        2.47        2.39       (0.53)
                                           --------         --------     --------    --------    --------    --------    --------
Total from Investment Operations......        (0.05)            0.11         3.56        0.45        2.54        2.40       (0.49)
                                           --------         --------     --------    --------    --------    --------    --------
Less Distributions:
  Dividends from net investment
    income............................        (0.31)           (0.16)       (0.13)      (0.07)      (0.04)      (0.04)      (0.11)
  Dividends from net realized gains...        (0.42)           (0.15)          --          --          --          --          --
                                           --------         --------     --------    --------    --------    --------    --------
Total Distributions...................        (0.73)           (0.31)       (0.13)      (0.07)      (0.04)      (0.04)      (0.11)
                                           --------         --------     --------    --------    --------    --------    --------
Net Asset Value, End of Period........       $15.94           $16.72       $16.92      $13.49      $13.11      $10.61       $8.25
                                           ========         ========     ========    ========    ========    ========    ========
Total Return (a)......................        (0.29)%          0.60%       26.66%       3.43%      23.96%      29.19%      (5.62%)
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000).......     $169,495         $167,417     $186,370    $127,320     $81,248     $30,896      $9,836
Ratio of Gross Expenses to Average Net
  Assets..............................         1.12%*           1.24%*       1.08%         --          --          --          --
Ratio of Net Expenses to Average Net
  Assets..............................         1.11%*           1.23%*       1.08%(b)    0.96%       0.96%       1.61%       1.32%
Ratio of Net Income to Average Net
  Assets..............................         0.56%*           0.10%*       0.81%       0.71%       0.64%       0.25%       0.60%
Portfolio Turnover Rate...............        39.58%           46.14%       26.37%      23.30%      15.84%      14.61%       0.48%
Average Commission Rate Paid (c)......      $0.0321          $0.0305      $0.0310

---------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total returns for the periods less than one year were not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 *   Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The fund's name changed from the Gold and Natural Resources Fund on May 1, 1997. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund series, a diversified fund, (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

income tax regulations which may differ from generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--Van Eck Associates Corporation earned fees of $833,434 for the six months ended June 30, 1997 for investment management and advisory services. This fee, which includes the fee paid to the Advisor for accounting and administrative services, is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $5,042 under this arrangement. The Fund could have invested the assets used in connection with the directed brokerage arrangement in an income producing asset if it had not entered into such an arrangement.

NOTE 3--Purchases and sales of securities other than short-term obligations aggregated $61,976,344 and $85,354,777, respectively, for the six months ended June 30, 1997. For federal income tax purposes, the identified cost of investments owned at June 30, 1997 was $136,320,207. As of June 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $23,136,956, of which $29,288,824, related to appreciated securities and $6,151,868 related to depreciated securities.

NOTE 4--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting rules as are American companies and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund has investments in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 5--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain from foreign currency transactions.

At June 30, 1997, the Fund had the following outstanding forward foreign currency contracts:

                              VALUE AT                  UNREALIZED
                             SETTLEMENT    CURRENT     APPRECIATION
CONTRACT                        DATE        VALUE     (DEPRECIATION)
    ------------------------------------------------------------
FOREIGN CURRENCY SALES
CONTRACT:
AUD     2,094,078 expiring
        7/02/97-7/03/99      $1,570,994   $1,577,992     $ (6,998)
ZAL     550,000 expiring
        7/1/97                 121,951       121,292          659
                                                          -------
                                                         $ (6,339)
                                                      =============

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--RESTRICTED SECURITIES

The following securities are restricted as to sale:

                                                      PERCENT OF
  DATE                                               NET ASSETS AT
ACQUIRED                         COST      VALUE        6/30/97
   ------------------------------------------------------------
  3/18/97  Antares Mining &    $318,185    102,405        0.06%
           Exploration Corp.
           (Special Warrants
           expiring 3/18/98)
  3/12/97  Brazilian            508,750    232,739        0.14%
           Resources, Inc.
           (Special Warrant
           expiring 3/12/98)
  4/04/97  Pacific Rim Mining   114,745     60,231        0.04%
           Corp. (Special
           Warrants expiring
           4/04/98)
  6/20/96  Canarc Resources          --         --          --
           Corp.
           (Warrants expiring
           6/20/98)
  4/25/96  Vista Gold Corp.          --         --          --
           (Warrants expiring
           10/31/97)

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $21,634.

         VAN ECK WORLDWIDE                      June 30, 1997
          INSURANCE TRUST

    -------------------------
                                                VAN ECK
         WORLDWIDE HARD                         WORLDWIDE
          ASSETS FUND                           INSURANCE TRUST
                                                SEMI-ANNUAL REPORT




                                                WORLDWIDE

                                                HARD ASSETS FUND


 VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------
 99 Park Avenue, New York, NY 10016


 This report must be accompanied or
 preceded by a prospectus, which
 includes more complete information,
 such as charges and expenses and
 the risks associated with
 international investing, including
 currency fluctuations or controls,
 expropriation, nationalization and
 confiscatory taxation. Please read
 the prospectus carefully before
 investing.

FR1997-0729-0105

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